                                                               EXHIBIT 10.104(a)


                     SECOND AMENDMENT TO LOAN AGREEMENT AND
                          PLEDGE AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED RESIDUAL INTEREST IN SECURITIZED ASSETS REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Second Amendment") is dated as of August 9, 1999, by and among Onyx Acceptance Corporation, a California corporation (the "Company"), and State Street Bank and Trust Company ("State Street"), BankBoston N.A. ("BankBoston") and The Travelers Insurance Company ("Travelers"). State Street, BankBoston and Travelers are sometimes herein collectively referred to as the "Lenders" and each individually as a "Lender". State Street in its capacity as agent for the Lenders hereunder is sometimes herein referred to as the "Agent". This Second Amendment amends certain provisions of (i) that certain Amended and Restated Residual Interest in Securitized Assets Revolving Credit and Term Loan Agreement dated as of June 12, 1998 by and among the Company, the Lenders and the Agent (as amended by and through a certain First Amendment to Loan Agreement and Confirmation of Pledge and Security Agreement dated as of June 29, 1999 (the "First Amendment") and as further amended by and through the date of this Second Amendment, the "Loan Agreement") and (ii) that certain Amended and Restated Pledge and Security Agreement dated June 12, 1998 by and between the Company, the Lenders and the Agent (as amended by the First Amendment and as further amended by and through the date of this Second Amendment, the "Pledge Agreement"). Certain capitalized terms relating to the transactions contemplated by this Second Amendment are defined in Section 1(h) below. Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

PREAMBLE

         The Company has advised the Agent and the Lenders that it desires to create a new wholly-owned subsidiary, Onyx Acceptance Receivables Corporation, a Delaware corporation ("Recco"), and cause Recco to execute the Chase Credit Facility Documents and enter into the Chase Credit Facility described below. The creation of Recco by the Company, Recco's entering into the Chase Credit Facility and the consummation of the transactions contemplated by the Chase Credit Facility Documents are prohibited by certain provisions of the Loan Agreement. The Company has requested, and the Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, that the Loan Agreement be amended to permit the Company to create Recco and to permit Recco to enter into the Chase Credit Facility and consummate the other transactions contemplated by the Chase Credit Facility Documents.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Agent, and the Lenders hereby agree as follows:

         1. Amendments to Loan Agreement.

         (a) Amendment to Section 5.

             (i) Section 5 (Affirmative Covenants) of the Loan Agreement is amended by adding the following provision to subsection 5.2 at the end thereof:

             ", provided that the Company and Recco are allowed to amend Recco's charter as set forth on the amended charter attached hereto as Exhibit A."

             (ii) Section 5 of the Loan Agreement is further amended by adding the following subsection 5.15 thereto:

             "5.15 Notice of Default Under Chase Credit Facility Documents. The Company shall immediately notify the Agent and the Lenders of its receipt of any notice of a default or event or default under any Chase Credit Facility Documents."

         (b) Amendment to Subsection 6.1 of the Loan Agreement. Subsection 6.1 of the Loan Agreement is hereby amended by adding the following subsection (j) thereto:

         "(j) Indebtedness of Recco under the Chase Credit Facility Documents in a maximum principal amount at any one time outstanding not to exceed $153,000,000."

         (c) Amendment to Subsection 6.2.

             (i) Subsection 6.2 of the Loan Agreement is hereby amended by deleting clause (h) and replacing it with the following:

         "(h) Financing statements filed against the Company by Findco, Fundco, BayView or Recco filed solely for the purpose of evidencing true sales of chattel paper consisting of Automobile Loans by the Company to Findco, Fundco, BayView or Recco, as the case may be; and"

             (ii) Subsection 6.2 of the Loan Agreement is further amended by adding the following clause (j) thereto:

         "(j) Liens on the assets of Recco securing its obligations in respect of the Chase Credit Facility."

         (f) Amendment to Subsection 6.7. Subsection 6.7 of the Loan Agreement is hereby amended by adding the following sentence at the end thereof:

         "The Lenders expressly agree that the Company may (i) create Recco for the purpose of causing Recco to execute the Chase Credit Facility Documents and (ii) become the "Seller" and "Servicer" under the Chase Credit Facility."

         (e) Amendment to Subsection 6.8. Subsection 6.8 of the Loan Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

         "Notwithstanding the foregoing, the Company may, and may permit Findco, Fundco or Recco to conduct bona fide sales of Automobile Loans for fair value (but not less than par value) in the ordinary course of their respective businesses to MLMC under the MLMC Credit Facility Documents, BayView under the BayView Loan Sale Agreement and Chase under the Chase Credit Facility Documents, in the form of (i) flow sales by the Company contemporaneously with the origination or purchase of such Automobile Loans or (ii) bulk sales by Finco, Fundco or Recco. Recco is also authorized to conduct bona fide sales of Automobile Loans for fair value (but not less than par value) in the ordinary course of its business to the Company, Finco or Fundco as part of a securitization permitted by the Loan Agreement."

         (f) Amendment to Section 6. Section 6 (Negative Covenants) of the Loan Agreement is hereby amended by adding the following subsection 6.17 thereto:

                  "6.17 Amendment to Chase Credit Facility Documents. The Company will not, and will not permit Recco, to amend, modify or change (or consent to any such amendment, modification or change) in any manner adverse to the interests of the Lenders, any of the provisions set forth in the Chase Credit Facility Documents, without the prior written consent of the Lenders. Without limiting the foregoing, the Company will not consent or agree to, or permit Recco to consent or agree to, any increase in the maximum aggregate amount of funds available to Recco under the Chase Credit Facility Documents."

         (g) Amendment to Subsection 8.1. Subsection 8.1 (Events of Default; Acceleration) of the Loan Agreement is hereby amended by adding the following clause (p) thereto:

         "(p) If there shall occur any default or event of default under and as from time to time defined in the Chase Credit Facility Documents."

         (h) Amendments to Section 9. Section 9 of the Loan Agreement is hereby amended by adding the following definitions alphabetically therein:

             "Recco: shall mean Onyx Acceptance Receivables Corporation, a Delaware corporation and a wholly-owned Subsidiary of the Company."

             "Chase: shall mean The Chase Manhattan Bank, a New York banking corporation."

             "Chase Credit Facility: shall mean the credit facilities and related servicing and custodial arrangements created pursuant to the Chase Credit Facility Documents."

             "Chase Credit Facility Documents: shall mean, collectively, the Funding Agreement, the Premium Side Letter Agreement, the Sale Agreement, the Collection Account Agreement, the Fee Letter Agreement, the Security Agreement, the Loan Note, the Subordinated Note, the Note Policy, the Sublease and Administrative Services Agreement, the Insurance Agreement, the Intercreditor Agreement, the Subordinated Security Agreement, the Tax Sharing Agreement, the Certificate of Incorporation and By-Laws of Recco, any documents related to Interest Rate Hedge Mechanisms, each as defined in the Definitions List dated as of August 9, 1999 related to the Chase Credit Facility and any other agreement or instrument related or delivered to any party to any of the foregoing pursuant to or in connection with any of the foregoing."

         (i) Amendment to Subsection 15.1. Section 15.1 (Notices) of the Loan Agreement is amended by deleting the address of Onyx Acceptance Corporation and replacing it with:

         "27051 Towne Centre Drive, Foothill Ranch, CA 92610, Attention:
         Don P. Duffy and John Hall".

         (j) Amendments to Schedules to Loan Agreement.

             (i) Schedule 3.2 of the Loan Agreement is hereby amended by adding the following thereto:

         "Onyx Acceptance Receivables Corporation, a          1,000 shares Common       1,000 shares Common
         Delaware Corporation (Incorporated August 3, 1999)   Stock outstanding         Stock issued to the
                                                                                        Company

              (ii) Schedule 3.23 of the Loan Agreement is hereby amended by adding the following thereto:


         Bank                           Account Name         Account Number       Account Purpose
         ----                           ------------         --------------       ---------------
         Wells Fargo Bank               Collection Account   4047105606           Deposit account used to
         2030 Main Street                                                         accumulate obligor payments
         Suite 900                                                                each month on loans related
         Irvine, CA 92714                                                         to Chase Credit facility.

              (iii) Schedule 3.28 of the Loan Agreement is hereby amended by adding the following thereto:

                                                   Instrument or         Description of     Description of
         Obligors              Creditor            Document              Obligation         Collateral
         --------              --------            -------------         --------------     --------------
         Onyx Acceptance       MBIA Insurance      Insurance and         Covenants of       None
         Corporation           Corporation         Indemnity Agreement   Seller
                                                   dated as of
                                                   August 9, 1999,
                                                   related to the
                                                   Chase Credit
                                                   Facility

         Onyx Acceptance       MBIA Insurance      Premium Side Letter   Costs and          None
         Corporation           Corporation         Agreement related     expenses of MBIA
                                                   to Chase Credit       related to the
                                                   Facility              Chase Credit
                                                                         Facility

         2. Confirmation of Representations, Warranties, Exhibits and Schedules to the Loan Agreement.

         The Company, by execution of this Second Amendment, certifies to the Agent and each of the Lenders that each of the representations and warranties set forth in the Loan Agreement, the Security Documents and the other Loan Documents is true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this Second Amendment and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement, any Security Documents, any other Loan Document or any Eligible Securitization Transaction Document. The Company acknowledges and agrees that this Second Amendment shall become a part of the Loan Agreement and shall be a Loan Document.

         3. Conditions Precedent.

         Prior to or concurrently with the execution by the Agent and the Lenders of this Second Amendment, and as a condition to the effectiveness hereof and of the Lenders to make Loans for the account of the Company on and after the date hereof:

         (a) The Company shall have delivered to the Agent and each of the Lenders' copies of the fully executed Chase Credit Facility Documents, provided that the Company shall not be required to deliver to the Agent any document subject to a confidentiality agreement with MBIA Insurance Corporation;

         (b) The Company shall have delivered to the Agent a copy of Recco's organizational documents, including Recco's amended charter in the form to be filed with the Delaware Secretary of State;

         (c) The Company shall have delivered to the Agent, for the benefit of the Lenders, stock certificates evidencing all of the outstanding capital stock of Recco, with related stock powers executed in blank; and

         (d) This Agreement and all other agreements, instruments and certificates reasonably required by the Lenders in connection herewith and therewith shall have been executed and delivered by each of the parties thereto.

         4. Conditions to Lending; Compliance with Loan Documents, etc.

         The Company hereby represents and warrants to the Agent and the Lenders that all of the conditions precedent to lending specified in Section 4 of the Loan Agreement have been and continue to be satisfied as of the date hereof. Without limiting the generality of the foregoing, the Company hereby confirms that (a) the Company is in compliance with all of the terms and provisions set forth in the Loan Agreement, the Security Documents and each of the other Loan Documents, as amended hereby, and each of the Eligible Securitization Transaction Documents, on its part to be observed or performed on or prior to the date hereof; (b) without limiting the foregoing, no Default or Event of Default has occurred and is continuing; and (c) since December 31, 1998 there has been no material adverse change in the assets or liabilities or in the financial or other condition of the Company, except as disclosed in the Company's or Finco's periodic filings with the SEC.

         5. Amendment to Pledge and Security Agreement and related Schedules; No Novation; Effect; Ratification and Acknowledgment of Security Documents; Counterparts; Governing Law.

         (a) Section 2(c) of the Pledge Agreement is amended by deleting the definition of "Pledged Stock" where it appears therein and replacing it with the following:

             "The shares of capital stock of Finco and Recco and all dividends and distributions of every kind or nature attributable thereto as well as other proceeds, income and profits thereof (collectively, the "Pledged Stock"),"

         (b) Section 2 of the Pledge Agreement is amended by deleting the first clause (i) from the definition of "Excluded Assets" where it appears therein and replacing it with the following:

             "(i) all chattel paper of every kind and description held by the Company for resale to (a) Finco pursuant to the Sale and Servicing Agreement between the Company and Finco dated as of September 8, 1994, as amended from time to time or (b) Recco pursuant to the Sale Agreement between the Company and Recco dated as of August 9, 1999, as amended from time to time,"

         (c) Schedule II to the Pledge and Security Agreement is amended by deleting the "Pledged Stock" Section of Schedule II to the Pledge and Security Agreement and replacing it with the revised Pledged Stock section attached hereto.

         (d) Except to the extent specifically amended hereby, the Loan Agreement, the Notes, each of the Security Documents and all other Loan Documents shall be unaffected hereby and shall remain in full force and effect. The Company hereby acknowledges, confirms and ratifies its obligations under the Loan Agreement, the Notes, each of the Security Documents and all other Loan Documents. This Second Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all the counterparts shall together constitute one instrument. This Second Amendment shall be governed by the internal laws of The Commonwealth of Massachusetts (without reference to conflicts of law principles) and shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns. The Company shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Second Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a sealed instrument as of the date first above written.


                                          ONYX ACCEPTANCE CORPORATION


                                          By:
                                              ----------------------------------
                                          (Title)


                                          STATE STREET BANK AND TRUST COMPANY,
                                          INDIVIDUALLY AND AS AGENT


                                          By:
                                              ----------------------------------
                                          (Title)


                                          BANKBOSTON, N.A.


                                          By:
                                              ----------------------------------
                                          (Title)


                                          THE TRAVELERS INSURANCE COMPANY


                                          By:
                                              ----------------------------------
                                          (Title)

                  SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT


PLEDGED STOCK

-------------------------------------------------------------------------------------------------------------
                                                                                          NO. OF       CERT.
OWNER AND ADDRESS                                  DESCRIPTION                            SHARES        NO.
-------------------------------------------------------------------------------------------------------------
Onyx Acceptance Corporation                        Common Stock of Onyx Acceptance        1,000          1
27051 Towne Centre Drive                           Financial Corporation
Foothill Ranch, CA 92610
-------------------------------------------------------------------------------------------------------------
Onyx Acceptance Corporation                        Common Stock of Onyx Acceptance        1,000          C-1
27051 Towne Centre Drive                           Receivables Corporation
Foothill Ranch, CA 92610
-------------------------------------------------------------------------------------------------------------

                          CERTIFICATE OF INCORPORATION

                                       of

                     ONYX ACCEPTANCE RECEIVABLES CORPORATION


                                   ARTICLE I

                                      NAME

        The name of the corporation is Onyx Acceptance Receivables Corporation (the "Corporation").

                                   ARTICLE II

                     REGISTERED OFFICE AND REGISTERED AGENT

        The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, City of Dover, County of Kent and the name of the registered agent is National Registered Agents, Inc.

                                  ARTICLE III

                                CORPORATE PURPOSE

        The purposes of the Corporation are:

        (a) to purchase or otherwise acquire from Onyx Acceptance Corporation, a Delaware corporation (together with any successor in interest by merger or otherwise, the "Seller"), Seller's right, title and interest in certain loans and retail installment contracts purchased by the Seller in the ordinary course of its business from vehicle dealers, which loans and retail installment contracts arise from the sale of automobiles, vans and light trucks by such vehicle dealers and which loans and retail installment contracts are secured by such automobiles, vans and light trucks, all amounts due and to become due under such loans and retail installment contracts, all rights of the vehicle dealers with respect thereto and all proceeds thereof (collectively, the "Contracts");

        (b) to hold and enjoy all of the rights and privileges of any certificates or other indicia of beneficial ownership issued by owner trusts, grantor trusts or any other person in connection with the issuance of asset-backed securities relating to the Contracts (such interests, together with the Contracts, the "Assets");

        (c) to engage in any activities necessary to purchase, acquire, own, hold, sell, endorse, transfer, assign, pledge and finance the Assets including, without limitation, the grant of a security interest in such Assets;

        (d) to engage in any activities necessary to hold, receive, exchange, otherwise dispose of and otherwise deal in and exercise all rights, powers, privileges, and all other incidents of ownership or possession with respect to all of the Corporation's property, including, without limitation, the Assets and any property or interests which may be acquired by the Corporation as a result of any distribution in respect of the Assets;

        (e) to engage in any activities necessary to authorize, execute and deliver any other agreement, notice or document in connection with the activities described above, including the filing of any notices, applications and other documents necessary or advisable to comply with any applicable laws, statutes, rules and regulations;

        (f) to engage in any activities necessary or appropriate to authorize, execute, deliver and perform any agreement, notice or document in order to sell any of the Contracts to a grantor trust, owner trust or other person in connection with the issuance of asset-backed securities or to otherwise sell, transfer, or dispose of any of the Assets;

        (g) to hold and enjoy all of the rights and privileges of the Assets pursuant to any trust agreement, purchase agreement, pooling and servicing agreement, indenture or other similar agreement or document;

        (h) to engage in such lawful activities and to exercise such powers permitted to corporations under the General Corporation Law of the State of Delaware (the "GCL") that are incidental to or connected with the foregoing business or purposes or necessary to accomplish the foregoing.

                                   ARTICLE IV

                                  CAPITAL STOCK

        The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,000 shares. All 1,000 authorized shares of stock of the Corporation shall be designated as Common Stock, par value $.01 each.

        (a) Voting. Except as otherwise expressly provided by law, all voting rights shall be vested in the holders of the Common Stock, and each holder of one or more shares of Common Stock shall be entitled to one vote for each such share on all matters that come before any meeting of the stockholders of the Corporation.

        (b) Dividends. No dividends may be declared or paid, nor may any distributions be made upon any capital stock of the Corporation (other than dividends and distributions payable only in shares of capital stock of the Corporation), nor shall any of the Corporation's assets be applied, directly or indirectly, to the redemption, retirement, purchase or other acquisition of any capital stock of the Corporation if the effect of such declaration, payment, distribution or application of assets would be to reduce the sum of the Corporation's paid-in capital determined in accordance with generally accepted accounting principles or would cause a default or event of default or wind-down event under an agreement, instrument or other undertaking to which the Corporation is a party or by which the Corporation or any of its property is bound.

        (c) Liquidation. In the event of the dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntarily or involuntarily, the holders of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

                                   ARTICLE V

                              NO PREEMPTIVE RIGHTS

        No holder of any class of capital stock of the Corporation, whether now or hereafter authorized, shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of capital stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for capital stock of the Corporation of any class whatsoever, whether now or hereafter authorized, or whether issued for cash, property or services.

                                   ARTICLE VI

                                  INCORPORATOR

        The name and mailing address of the incorporator is Frank Jackson, Jr., 38 Technology Drive, Irvine, California, 92618.

                                  ARTICLE VII

                               DIRECTORS PROTECTED

        A director shall be fully protected in relying in good faith upon the books of account or other records of the Corporation or statements prepared by any of its officers or by independent public accountants or by an appraiser selected with reasonable care by the Board of Directors as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

                                  ARTICLE VIII

                              ELECTION OF DIRECTORS

        (a) Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

        (b) The Corporation shall at all times (except as noted hereafter in the event of death, incapacity, resignation or removal) have at least two Independent Directors. An "Independent Director" shall be an individual who, except in his or her capacity as an Independent Director of the Corporation, is not, and has not been during the two years immediately before such individual's appointment as an Independent Director, (i) a partner, director, officer, holder of any equity interest, significant customer, supplier, independent contractor, creditor or employee of the Corporation or its Affiliates; (ii) affiliated with the

Corporation or its Affiliates or with a significant customer, supplier, creditor or independent contractor of the Corporation or its Affiliates; (iii) a spouse, parent, sibling, or child of any person described by (i) or (ii) above; provided, however, than an individual shall not be deemed to be ineligible to be an Independent Director solely because such individual serves or has served in the capacity of an "independent director," "independent trustee" or in a similar capacity in any "special purpose entity" formed by Onyx Acceptance Corporation or any of its Affiliates. In the event of the death, incapacity, resignation or removal of any Independent Director or in the event that any director acting as an Independent Director shall cease to satisfy the eligibility conditions for an Independent Director, the Board of Directors shall promptly appoint a replacement Independent Director. The Board of Directors shall not vote on any matter requiring the vote of the Independent Directors under this Certificate of Incorporation unless at least two Independent Directors are then serving on the Board.

        As used herein, the term "Affiliate" shall mean, with respect to a Person, any Person other than such Person (i) which owns beneficially, directly or indirectly, any equity interest in such Person, or (ii) which controls or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. The term "Person" refers to any individual, corporation, partnership, limited liability company, estate, trust (including any beneficiary thereof), association, private foundation within the meaning of Section 509(a) of the Internal Revenue Code of 1986, joint-stock company, unincorporated organization, any government or agency or political subdivision thereof, any group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or any other entity.

                                   ARTICLE IX

                           AUTHORITY TO AMEND BYLAWS

        The Board of Directors of the Corporation, acting by majority vote, may alter, amend or repeal the Bylaws of the Corporation.

                                   ARTICLE X

                            RESTRICTIONS ON LIABILITY

        Section 1. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived any improper personal benefit. If the GCL is amended after approval by the stockholders of this Article X to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of each director of the Corporation shall be eliminated to the fullest extent permitted by the GCL as so amended. Any repeal or modification of the foregoing provisions of this Article X by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

        Section 2. The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

                                   ARTICLE XI

                          INDEMNIFICATION OF DIRECTORS,
                               OFFICERS AND OTHERS

        To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its directors and officers (and any other person to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject solely to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others; provided, however, that any such indemnification obligation on the part of the Corporation to its directors and officers shall be payable solely to the extent the Corporation has available funds in excess of those necessary to repay its obligations to any credit enhancement provider or lender to the Corporation which has a security interest in the Contracts.

        Any repeal or modification of any of the foregoing provisions of this
Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such repeal or modification.

                                  ARTICLE XII

                                  MISCELLANEOUS

        Notwithstanding any other provision of this Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not by action of the stockholders of the Corporation do any of the following without the affirmative vote of 100% of the members of the Board of Directors of the Corporation:

        (a) engage in any business or activity other than as set forth in
Article III hereof;

        (b) dissolve or liquidate, in whole or in part;

        (c) consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity; or

        (d) institute proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any corporate action in furtherance of any such action.

                                  ARTICLE XIII

                          RESERVATION OF RIGHT TO AMEND
                          CERTIFICATE OF INCORPORATION

        Except for Articles III, VIII, XI, XII and this Article XIII, which shall not be amended, altered, changed or repealed by action of the stockholders of the Corporation without (w) the affirmative vote of 100% of the members of the Board of Directors of the Corporation, (x) the prior written consent of each trustee under any agreement pursuant to which a trust or other entity has issued certificates or notes ("Securities") which are outstanding and are backed by Contracts, (y) the prior written consent of any credit enhancement provider or lender to the Corporation which has a security interest in the Contracts and (z) the prior written consent of each nationally recognized rating agency which has been requested to rate any series or class of Securities and which is then rating such Securities, the Corporation reserves the right, subject to the unanimous written consent of all of the holders of shares of the Corporation's capital stock, to amend, alter, change or repeal any other provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and, except as expressly provided in this Certificate of Incorporation or by law, all rights and powers conferred in this Certificate of Incorporation on stockholders, directors and officers are subject to this reserved power.

        IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation this 3rd day of August 1999.


                                                  /s/ Frank Jackson, Jr.
                                                  ------------------------------
                                                      Frank Jackson, Jr.
                                                      Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                     ONYX ACCEPTANCE RECEIVABLES CORPORATION

        Onyx Acceptance Receivables Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

        1. The name of the Corporation is Onyx Acceptance Receivables Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 3, 1999.

        2. This Certificate of Amendment of Certificate of Incorporation was duly adopted by the directors and sole stockholder of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        3. Article XII of the Certificate of Incorporation of the Corporation is hereby deleted and amended to read in its entirety as follows:

                                   ARTICLE XII

                                  MISCELLANEOUS

        Notwithstanding any other provision of this Certificate of Incorporation and any provision of law that otherwise so empowers the Corporation, the Corporation shall not do any of the following without (i) the approval, as and if required under the GCL, of the stockholders of the Corporation and (ii) the affirmative vote of 100% of the members of the Board of Directors of the
Corporation:

                (a) engage in any business or activity other than as set forth in Article III hereof;

                (b) dissolve or liquidate, in whole or in part;

                (c) consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entity to any entity; or

                (d) institute proceedings to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any corporate action in furtherance of any such action.

        4. Article XIII of the Certificate of Incorporation of the Corporation is hereby deleted and amended to read in its entirety as follows:

                                  ARTICLE XIII

                          RESERVATION OF RIGHT TO AMEND
                          CERTIFICATE OF INCORPORATION

        Except for Article III, VIII, XI, XII and this Article XIII, which shall not be amended, altered, changed or repealed without unanimous written consent of all the holders of shares of the Corporation's capital stock and without (w) the affirmative vote of 100% of the members of the Board of Directors of the Corporation, (x) the prior written consent of each trustee under any agreement pursuant to which a trust or other entity has issued certificates or notes ("Securities") which are outstanding and are backed by Contracts, (y) the prior written consent of any credit enhancement provider or lender to the Corporation which has a security interest in the Contracts and (z) the prior written consent of each nationally recognized rating agency which has been requested to rate any series or class of Securities and which is then rating such Securities, the Corporation reserves the right, subject to the unanimous written consent of all the holders of shares of the Corporation's capital stock, to amend, alter, change or repeal any other provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and, except as expressly provided in this Certificate of Incorporation or by law, all rights and powers conferred in this Certificate of Incorporate on stockholders, directors and officers are subject to this reserved power.

        5. In accordance with the provisions of Section 103(d) of the General Corporation Law of the State of Delaware, this Certificate of Amendment of Incorporation shall become effective upon its filing date.

        IN WITNESS WHEREOF, Onyx Acceptance Receivables Corporation has caused this Certificate of Amendment of Incorporation to be signed by its Secretary this 5th day of August, 1999.


                                         ONYX ACCEPTANCE RECEIVABLES CORPORATION



                                         By: /s/ Michael A. Krahelski
                                             -----------------------------------
                                                 Michael A. Krahelski
                                                 Secretary



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